 Stephens Spring Investor Conference
 May 25, 2011
Industry Leadership through Innovation,
Experience, and Execution

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Safe Harbor Statement
Statements in this presentation relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements.” Those forward-looking statements involve known and unknown risks and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements. Factors and uncertainties that may cause actual results to differ include, but are not limited to, the risks disclosed in the company’s filings with the U.S. Securities and Exchange Commission. The company undertakes no obligation to revise or update any forward-looking statements.

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Agenda

Corporate Overview
Industry Overview
Q1 Results

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Corporate Overview
About Us
 ► A leading provider in the ~ $2.2 billion and growing market for consumer subscription identity theft protection services
 ► Co-founded in 1996 by our current Chairman & CEO, Michael Stanfield
 ► NASDAQ listed (Ticker: INTX) since 2004
 ► Currently protecting approximately 8 million consumers from the dangers of identity theft, and have safeguarded the identities of 32 million since our inception
 ► Recognized as the preferred and trusted partner of major financial institutions in North
 America, providing cross-selling opportunities with custom-branded identity management solutions
 ► Trailing 12 month revenue of $358 million as of March 31, 2011

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Leadership, Experience, Stability, Passion

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What Is an Identity Theft Protection Product?
 ► Consumer Benefits Include:
 o Credit Reports
 o Credit Scores
 o Credit Monitoring
 o Additional Data & Monitoring
 o Software Tools
 – Desktop
 – Mobile
 o Customer Education
 o Victim Assistance
 o Insurance
 o More

Product Example:
IDENTITY GUARD® TOTAL PROTECTIONSM

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Recognized for Best In Class Products and Service

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Strategic Update
Focus on Endorsed Marketing of Identity Theft Protection
 ► Sold Screening International (pre-employment background screening segment) for approximately 15x EBITDA in July 2010
 ► Reduced emphasis on insurance services products to focus resources on more differentiated identity theft protection services
 ► Growing our own IDENTITY GUARD® brand first quarter 2011 top line growth 42% YoY as both a standalone business and a showcase for new endorsed business
 ► Driving endorsed marketing growth through:
 o Existing large clients
 o New large client wins
 o Product/channel partnerships to address smaller FIs
 o Reformulated products to succeed in new industry verticals
 ► Returning capital to shareholders via dividends and share repurchases due to strong EBITDA generation and access to capital

Attractive Economic Profile

 ► Flexible economic arrangements with clients
 o High margin fee for service “indirect”
 arrangements
 o High return on marketing investment
 “direct” arrangements
 ► Detailed financial modeling at the client,
 product and marketing channel level based
 cumulative knowledge from 32 million
 customers served
 ► High visibility recurring revenue and cash
 flow business model
 ► Returning capital to shareholders via share
 repurchases and dividends

Dividend Yield @ 4.1%
LTM Adjusted EBITDA ($MM)
Dividend Yield is based on 5/18/11 closing price of $14.72
Adjusted EBITDA is a non-GAAP financial measure. Our consolidated financial statements, other data and reconciliations of these non-GAPP financial measures to the most directly comparable GAAP financial measures and related notes can be found in the “GAAP and Non-GAAP Measures” link under the “Investor & Media "page on our website at “www.intersections.com.”
Consolidated results adjusted for sale of SI. EBITDA adjusted for share related compensation and non-cash impairment charges.

Intersections Stock Price by Day Over Last 12 Months
Source: Yahoo Finance

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Agenda

Corporate Overview
Industry Overview
Q1 Results

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Identity Theft’s Impact Continues to Escalate
According to the most recent Identity Fraud Survey Report*:
 ► More than 8 million U.S. consumers were victims of identity theft in 2010
 ► The mean cost to consumers jumped sharply to $631 (2010) from $387 (2009)
 ► Recovery time increased from 21 hours (2009) to 33 hours (2010)
 ► “Friendly Fraud” was the most prevalent source of identity theft
*Source: Javelin, 2011 Javelin Identity Fraud Survey Report

Consumers are Paying Attention
1Gallup, October 2009
2bankrate.com, “Consumers take steps to thwart ID thieves”, April 21, 2008.

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Yet There is Still A Tremendous, Untapped Market

Identity Theft:
Identity Theft:
~ $2.2 Billion
Market &
Growing
~ $2.2 Billion
Market &
Growing
Endorsed
Direct to
Consumer
 Only 15% of consumers subscribe to identity theft services;
 indicating a huge, untapped market
Market Size based on internal estimates only. Subject to revision.

My bank or credit card company

An independent provider, such as
LifeLock, Debix, Identity Guard, etc.

Experian
Equifax
Other
TransUnion
Consumers Trust Their Banks for Their Identity Protection

Source: Javelin 2010 Annual Identity Protection Services Scorecard, Identity Fraud Protection Services by Age.
■Gen Y
■Gen X
■Baby boomers
■All Consumers

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Banks Want More Than Clever Advertising

Example: Industry Leading Information & Physical Security
 ► PCI Level 1 compliant (Audited by ControlCase)
 ► Participate in the Financial Services
 Roundtable/BITS Financial Institution Shared
 Assessment Plan with annual audit by AS Tech
 Consulting
 ► EI3PA Compliance (Experian PCI- ControlCase)
 ► Successfully Audited Annually by Financial
 Institution Clients
 ► Comprehensive Disaster Recovery Plan
 ► Compliant for both Gramm-Leach-Bliley Act
 (GLBA) and Sarbanes-Oxley Act (SOX)
 ► Sensitive Data and Servers Guarded 24x7 with
 Biometric Access Required

Example: In-house High Integrity Fulfillment Advantage
 ► Our high quality, fully
 personalized fulfillment
 materials are delivered
 directly to your customers
 ► Full color print capabilities as
 well as black and white
 presses
 ► Approximately 3.5 million
 pieces mailed each month
 ► Image and page level tracking
 to ensure the right documents
 are delivered to the right
 customer

Banks Trust Intersections for Their Customer’s Identity Protection
Intersections is the most successful player in this high profile, private label partnerships
 ► 4 of the top 5 U.S. banks
 ► 6 of the top 7 Canadian banks
 ► Retailers, Internet companies, and others
Note: Marketing Penetration defined as partnership with Financial Institutions’ to offer ID Theft Protection services through various online/offline marketing channels.
“There is a strong trust relationship between consumers and their financial institutions, making Intersections 'Best in Class' solution and its partnerships with financial institutions exceptionally significant in the identity theft protection market.”
- James Van Dyke
President and Founder, Javelin Strategy & Research

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Agenda

Corporate Overview
Industry Overview
Q1 Results

1st Quarter 2011 Update
Consolidated Highlights
 ► Revenue for the first quarter of 2011 was $90.4 million, a slight decrease of approximately 1 percent compared to the same quarter last year.
 ► For the first quarter of 2011 consolidated adjusted EBITDA before share related compensation was $13.0 million, an increase of 100 percent compared to the first quarter of 2010.
 ► Income from continuing operations was $4.6 million or $0.23 per diluted share, compared to a loss from continuing operations of $258 thousand or ($.01) per diluted share for the first quarter of 2010.
 ► In the first quarter of 2011 Intersections generated $12.7 million from cash flow provided by operating activities.
Please see the company’s release and website at www.intersections.com for additional details on quarterly results.

1st Quarter 2011 Update
Shareholder Initiatives

 ► On March 31, 2011 Intersections repurchased 1,742,463 shares of common stock owned by CCP Equity Partners, approximately 9.7 percent of the outstanding shares at that time. The purchase price was approximately $19.6 million, based on the negotiated purchase price of $11.25 per share.
 ► We currently have $20 million authorized by our Board of Directors for future stock purchases.
 ► On April 21, 2011 Intersections’ Board of Directors declared a regular quarterly cash dividend on its common stock of $0.15 per share. The dividend will be paid on June
 10, 2011 to stockholders of record at the close of business on May 31, 2011. This is the fourth consecutive quarter Intersections has paid a dividend. Intersections’ annual dividend yield would be 4.1% percent based on the closing price of $14.72 on
 Wednesday May 18, 2011.
Please see the company’s release and website at www.intersections.com for additional details on quarterly results.

1st Quarter 2011 Update
Year End 2011 Guidance*
 ► Low single digit revenue growth, driven by:
 o The full year affect of reduced marketing leads from a direct client that started in 2Q 2010.
 o A reduction in insurance services marketing.
 o Offset by incremental revenue from new business and organic growth with other clients and direct to consumer.
 ► UPDATED GUIDANCE: Mid single digit Adjusted EBITDA before share related compensation growth due to:
 o Revenue growth mentioned above, lower subscriber acquisition costs (e.g., Marketing and Bounty) and diligent cost management.
 o  Offset by:
 – Higher data costs from one of the credit bureaus.
 – Higher payments under an agreement for non-credit data.
 – Higher costs related to our new Call Center and new color printing capabilities.
 – Ongoing investments related to launching new clients, before their incremental revenue begins.
 – Ongoing investments to complete the roll-out of our eCommerce platform.
 ► 2011 is expected to be a year of absorbing new relationships, continuing profitability from existing business and positioning our company for further growth in 2012.
 * Guidance as of May 25, 2011

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LTM Revenue and Adjusted EBITDA Growth

LTM Adjusted EBITDA
LTM Revenue

Well-positioned to Capitalize on Industry Trends and Leverage Our
Unique Advantages

• 8 million adults were victims of identity theft in
 2010; with an average recovery time of 33 hours
• Growing consumer awareness of identity theft and
 credit breaches
• Increasing trends in non-card frauds, computer-
 based crimes, and counterfeit software
Favorable Industry Dynamics
• 8 million customers currently protected; 32 million
 since inception
• Recognized as the innovator and product leader in
 the identity protection industry
• Most comprehensive identity protection product
 suite available
• Proven subscription model creates strong,
 predictable cash flow
• Manages all program aspects on-site, allowing for
 scalability among products and clients
Attractive Financial
Characteristics
• Long-standing relationships and reputation with
 clients, credit bureaus and service providers
• Proprietary processes and technology leveraged to
 serve the needs of both clients and subscribers
Source: Javelin, 2011 Javelin Identity Fraud Survey Report